Exhibit 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF RHINO GP LLC
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this quarterly report on Form 10-Q of Rhino Resource Partners LP for the quarter ended March 31, 2012, I, Richard A. Boone, Senior Vice President and Chief Financial Officer of Rhino GP LLC, the general partner of Resource Partners LP, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               This Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in this Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 fairly presents, in all material respects, the financial condition and results of operations of Rhino Resource Partners LP for the periods presented therein.

Date: May 10, 2012

/s/ Richard A. Boone
Richard A. Boone
Senior Vice President and Chief Financial Officer